UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, at a special meeting (the “Special Meeting”) of stockholders of BIO-key Intentional, Inc. (the “Company”) convened on April 20, 2026, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock in the range of 1-for-2 to 1-for-10, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by the Board, in its discretion, no later than May 6, 2026 (the “Proposal”). A more detailed summary of the Proposal can be found in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on March 16, 2026.

After the Special Meeting, the Board set the reverse stock split ratio at 1-for-10, and on April 28, 2026, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split. The Certificate of Amendment will become effective at 5:00 p.m., Eastern Time, on April 29, 2026. The Common Stock will begin trading on the Nasdaq Capital Market on a split-adjusted basis on April 30, 2026 under a new CUSIP number, 09060C606.

At the effective time of the 1-for-10 reverse stock split, every 10 issued and outstanding shares of common stock will be converted into one (1) issued and outstanding share of common stock, and the total outstanding shares of Common Stock will be reduced from approximately 10,852,118 to approximately 1,085,212. The number of authorized shares and the par value per share will remain unchanged. No fractional shares will be issued in connection with the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On April 28, 2026, the Company issued a press release announcing the effectiveness of the reverse stock split, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment (filed herewith)
99.1	Press Release dated April 28, 2026 (filed herewith)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: April 29, 2026
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch Chief Financial Officer